EXHIBIT 32.1

Certification of DTLL, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 regarding Quarterly Report on Form 10-QSB for the quarter ended March 31, 2007.

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and

  (b) Of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of DTLL, Inc., a Minnesota corporation (the "Company"), does hereby certify that:

  1. The Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2007 (the "Form 10-QSB") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 17, 2007

/s/ Dual Cooper
Dual Cooper
Title: Chief Executive Officer

Date: August 17, 2007

/s/ Dennis Piotrowski
Dennis Piotrowski
Title: Chief Financial Officer